MALT 2004-3

Whole Loan 30YR Fixed-Rate Alt-A

Deal Size	$85MM approx.
GWAC	5.98% +/-10bps
WAM	358 +/- 2months
Occupancy: Investor	100% approx.
California	35.0% max
Avge. Loan Balance (100% approx. conforming)	$144K approx.
WA FICO	717 approx.
WA LTV	67.0% approx.
AAA Ratings	2 of 3 (S&P, Moodys. Fitch)
Estimated Subordination Level	6.00% approx.
Pricing Speed	100% PPC
PPC Ramp	6-18 Cpr in 12 months and 18CPR thereafter
Settlement Date	02/27/04
Depositor	Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator	Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Cmoproj
UBS		9:22:46 am January 15, 2004
Fixed Income Research	A30FEB55INV2 30 year 5.5	Ciaran O’Brien obrienci@fiunmr23
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
P550	79,900,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	02/27/04	30 year	5.99	354.00	100.0PPC	101:19

5.5 coup
Price	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
	6.00	10.00	15.00	20.00	25.00	30.00	35.00	40.00	50.00
101:03	5.350	5.287	5.198	5.098	4.986	4.861	4.722	4.581	4.272
101:04	5.346	5.281	5.191	5.088	4.974	4.846	4.705	4.561	4.245
101:05	5.341	5.276	5.183	5.079	4.962	4.831	4.687	4.540	4.217
101:06	5.337	5.270	5.175	5.069	4.950	4.816	4.669	4.519	4.190
101:07	5.332	5.264	5.168	5.059	4.938	4.802	4.652	4.499	4.163
101:08	5.328	5.258	5.160	5.049	4.926	4.787	4.634	4.478	4.136
101:09	5.323	5.252	5.152	5.040	4.914	4.772	4.616	4.457	4.109
101:10	5.319	5.246	5.145	5.030	4.901	4.757	4.599	4.437	4.082

101:11	5.314	5.241	5.137	5.020	4.889	4.743	4.581	4.416	4.055
101:12	5.310	5.235	5.129	5.010	4.877	4.728	4.563	4.396	4.027
101:13	5.305	5.229	5.122	5.001	4.865	4.713	4.546	4.375	4.000
101:14	5.301	5.223	5.114	4.991	4.853	4.699	4.528	4.354	3.973
101:15	5.296	5.218	5.106	4.981	4.841	4.684	4.510	4.334	3.946
101:16	5.292	5.212	5.099	4.971	4.829	4.669	4.493	4.313	3.919
101:17	5.287	5.206	5.091	4.962	4.817	4.654	4.475	4.293	3.892
101:18	5.283	5.200	5.083	4.952	4.805	4.640	4.458	4.272	3.865

101:19	5.279	5.194	5.076	4.942	4.793	4.625	4.440	4.252	3.838
101:20	5.274	5.189	5.068	4.933	4.781	4.610	4.422	4.231	3.812
101:21	5.270	5.183	5.061	4.923	4.769	4.596	4.405	4.211	3.785
101:22	5.265	5.177	5.053	4.913	4.757	4.581	4.387	4.190	3.758
101:23	5.261	5.171	5.045	4.904	4.745	4.567	4.370	4.170	3.731
101:24	5.256	5.166	5.038	4.894	4.733	4.552	4.352	4.149	3.704
101:25	5.252	5.160	5.030	4.884	4.721	4.537	4.335	4.129	3.677
101:26	5.247	5.154	5.023	4.875	4.709	4.523	4.317	4.109	3.650

101:27	5.243	5.148	5.015	4.865	4.697	4.508	4.300	4.088	3.624
101:28	5.238	5.143	5.007	4.855	4.685	4.494	4.282	4.068	3.597
101:29	5.234	5.137	5.000	4.846	4.673	4.479	4.265	4.047	3.570
101:30	5.230	5.131	4.992	4.836	4.661	4.464	4.247	4.027	3.543
101:31	5.225	5.125	4.985	4.826	4.649	4.450	4.230	4.007	3.516
102:00	5.221	5.120	4.977	4.817	4.637	4.435	4.213	3.986	3.490
102:01	5.216	5.114	4.970	4.807	4.625	4.421	4.195	3.966	3.463
102:02	5.212	5.108	4.962	4.797	4.613	4.406	4.178	3.946	3.436
Avg Life	10.232	7.312	5.136	3.815	2.950	2.346	1.913	1.615	1.205
Duration	6.869	5.310	4.021	3.158	2.546	2.090	1.745	1.495	1.137
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	8/33	8/33	8/33	8/33	8/33	8/33	9/11	11/09	3/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS").

It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa:  UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong:  Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		9:23:45 am January 15, 2004
Fixed Income Research	A30FEB55INV2 30 year 5.5	Ciaran O’Brien obrienci@fiunmr23
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
P550	79,900,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	02/27/04	30 year	5.99	354.00	100.0PPC	101:19

5.5 coup
Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	50.00	75.00	100.00	125.00	150.00	175.00	200.00
101:03	5.307	5.234	5.153	5.065	4.970	4.867	4.759
101:04	5.302	5.227	5.144	5.055	4.958	4.853	4.742
101:05	5.297	5.220	5.136	5.044	4.945	4.838	4.725
101:06	5.291	5.213	5.127	5.034	4.933	4.823	4.708
101:07	5.286	5.206	5.118	5.023	4.920	4.809	4.691
101:08	5.280	5.199	5.110	5.013	4.908	4.794	4.674
101:09	5.275	5.192	5.101	5.002	4.895	4.779	4.657
101:10	5.270	5.185	5.092	4.992	4.883	4.765	4.640

101:11	5.264	5.178	5.084	4.981	4.870	4.750	4.624
101:12	5.259	5.171	5.075	4.971	4.858	4.735	4.607
101:13	5.253	5.164	5.067	4.960	4.845	4.721	4.590
101:14	5.248	5.157	5.058	4.950	4.833	4.706	4.573
101:15	5.243	5.150	5.049	4.939	4.820	4.692	4.556
101:16	5.237	5.144	5.041	4.929	4.808	4.677	4.539
101:17	5.232	5.137	5.032	4.919	4.796	4.662	4.522
101:18	5.227	5.130	5.024	4.908	4.783	4.648	4.505

101:19	5.221	5.123	5.015	4.898	4.771	4.633	4.489
101:20	5.216	5.116	5.006	4.887	4.758	4.619	4.472
101:21	5.211	5.109	4.998	4.877	4.746	4.604	4.455
101:22	5.205	5.102	4.989	4.867	4.734	4.590	4.438
101:23	5.200	5.095	4.981	4.856	4.721	4.575	4.421
101:24	5.195	5.089	4.972	4.846	4.709	4.561	4.405
101:25	5.189	5.082	4.964	4.836	4.697	4.546	4.388
101:26	5.184	5.075	4.955	4.825	4.684	4.532	4.371

101:27	5.179	5.068	4.947	4.815	4.672	4.517	4.354
101:28	5.173	5.061	4.938	4.804	4.660	4.503	4.338
101:29	5.168	5.054	4.930	4.794	4.647	4.488	4.321
101:30	5.163	5.047	4.921	4.784	4.635	4.474	4.304
101:31	5.157	5.041	4.913	4.773	4.623	4.459	4.288
102:00	5.152	5.034	4.904	4.763	4.610	4.445	4.271
102:01	5.147	5.027	4.896	4.753	4.598	4.431	4.254
102:02	5.141	5.020	4.887	4.742	4.586	4.416	4.237
Avg Life	8.031	5.805	4.415	3.489	2.837	2.355	1.999
Duration	5.724	4.449	3.575	2.945	2.473	2.106	1.822
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	8/33	8/33	8/33	8/33	8/33	8/33	7/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa:  UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.